  UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 27, 2026 (May 21, 2026)

Laureate Education, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38002	52-1492296
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PMB 1158, 1000 Brickell Ave, Suite 715
Miami, FL 33131
(Address of principal executive offices, including zip code)

786-209-3368
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.004 per share	LAUR	The NASDAQ Stock Market LLC
(Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Laureate Education, Inc. 2026 Long-Term Incentive Plan

Laureate Education, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”) on May 21, 2026 at which the Company’s stockholders approved the Laureate Education, Inc. 2026 Long-Term Incentive Plan (the “Plan”). The Plan authorizes the Compensation Committee of the Board of Directors of the Company to grant to directors, officers, employees, consultants and advisors of the Company and its affiliates incentive compensation, including incentive compensation measured by reference to the value of shares of the Company’s common stock. The material terms of the Plan are described in the Company’s proxy statement filed with the Securities and Exchange Commission on April 9, 2026 (the “Proxy Statement”) under the heading “Proposal 4: Approval of Laureate Education, Inc. 2026 Long-Term Incentive Plan”, which description is incorporated herein by reference. The descriptions of the Plan contained herein and in the Proxy Statement do not purport to be complete and are qualified in their entirety by reference to the Plan, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 5.07    Submission of Matters to a Vote of Security Holders.

The Annual Meeting of the Company was held on May 21, 2026. At the Annual Meeting, the stockholders voted on the items listed below:

Proposal 1: Election of Directors
Elected nine (9) directors, each of whom shall hold office for a term of one year, expiring at the Company’s 2027 Annual Meeting of Stockholders, and until his or her successor is elected and qualified, or until his or her earlier death, resignation or removal. The vote was as follows:

Name of Nominee	FOR	WITHHELD
Andrew B. Cohen	103,689,693	27,148,347
Julian Coulter	130,338,623	499,417
William J. Davis	130,268,558	569,482
Pedro del Corro	130,258,914	579,126
Aristides de Macedo	130,313,950	524,090
Barbara Mair	130,447,260	390,780
George Muñoz	127,544,741	3,293,299
Eilif Serck-Hanssen	130,123,809	714,231
Ian K. Snow	98,386,712	32,451,328

Broker Non-Votes: 2,569,173 for each director

Proposal 2: Non-binding Advisory Vote on Executive Compensation
Approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as described in the Compensation Discussion and Analysis and the accompanying tables in the Company’s Proxy Statement for the Annual Meeting. The vote was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
123,923,828	5,954,593	959,619	2,569,173

Proposal 3: For Ratification of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm
Ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The vote was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
131,970,921	1,394,455	41,837	0

Proposal 4: Approval of the Laureate Education, Inc. Long-Term Incentive Plan
Approved the Laureate Education, Inc. Long-Term Incentive Plan. The vote was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
122,859,974	7,052,457	925,609	2,569,173

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Laureate Education, Inc. Long-Term Incentive Plan filed as Exhibit 10.1 to the Company’s Registration Statement on Form S-8 filed on May 21, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAUREATE EDUCATION, INC.

By:	/s/ Leslie S. Brush
Name:	Leslie S. Brush
Title:	Senior Vice President, Chief Legal Officer and Secretary

Date: May 27, 2026
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